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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2003

USA INTERACTIVE
(Exact name of Registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-20570 (Commission File Number)	59-2712887 (IRS Employer Identification No.)
152 West 57th Street, New York, NY 10019 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:
 (212) 314-7300

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

        On May 1, 2003, the Registrant issued a press release announcing its results for the quarter ended March 31, 2003. The full text of this press release, appearing in Exhibit 99.1 hereto is incorporated herein by reference.

        The document filed pursuant to this Item 5 is also furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition."

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (c)
  Exhibits.

  99.1    Press Release of USA Interactive dated May 1, 2003.

ITEM 9. REGULATION FD DISCLOSURE

        A copy of the Registrant's supplemental information, appearing in Exhibit 99.2 hereto, is furnished pursuant to Regulation FD.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

USA INTERACTIVE
By:	/s/ JULIUS GENACHOWSKI
Name:	Julius Genachowski
Title:	Executive Vice President, General Counsel and Secretary

Date: May 1, 2003

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of USA Interactive dated May 1, 2003.
99.2	Supplemental Information.

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  ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE
  ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
  ITEM 9. REGULATION FD DISCLOSURE
SIGNATURES
EXHIBIT INDEX